AMERICAN AADVANTAGE FUNDS
AMERICAN AADVANTAGE MILEAGE FUNDS
Platinum Class

Supplement to the Prospectus dated March 1, 2002

Effective June 1, 2002, the Fees and Expenses table on page 17 is updated as follows:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees                         0.10%
Distribution (12b-1) Fees               0.25%
Other Expenses (2)                      0.81%
                                        -----
TOTAL ANNUAL FUND OPERATING EXPENSES    1.16%
                                        =====

(1) The expense table and Example below reflect the expenses of both the Fund and the Money Market Portfolio of the AMR Trust.

(2) Other Expenses have been restated to reflect current fees.


Consequently, the Example table on page 17 is updated to read as follows:

1 Year                          $118
3 Years                         $368
5 Years                         $638
10 Years                        $1,409
